EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Warp 9, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2006 (the "Report") I, Harinder Dhillon, President and Chief Executive Officer, of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


\s\Harinder Dhillon
----------------------
Harinder Dhillon, President,
Chief Executive Officer, Director
(Principal Executive Officer)


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Warp 9, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2006 (the "Report") I, Louie Ucciferri, Chairman, Secretary, and Acting Chief Financial Officer of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


\s\Louie Ucciferri
------------------------
Louie Ucciferri, Chairman
Corporate Secretary, Acting
Chief Financial Officer
(Principal Financial/Accounting Officer)

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.